Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

APACHE CORPORATION
(and the co-registrants listed on the next page)
(Exact name of obligor as specified in its charter)

Delaware	41-0747868
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2000 Post Oak Blvd. Suite 100
Houston, Texas	77056
(Address of principal executive offices)	(Zip code)

DEBT SECURITIES
GUARANTEE OF DEBT SECURITIES OF APACHE FINANCE PTY LTD
GUARANTEE OF DEBT SECURITIES OF APACHE FINANCE AUSTRALIA PTY LTD
GUARANTEE OF DEBT SECURITIES OF APACHE FINANCE CANADA CORPORATION
GUARANTEE OF DEBT SECURITIES OF APACHE FINANCE CANADA II CORPORATION
(Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
CO-REGISTRANTS

	State or Other Jurisdiction	I.R.S. Employer
Exact Name of Registrant	of Incorporation or	Identification
as Specified in Charter	Organization	Number
Apache Finance Pty Ltd (CAN 080 571 900)	Australian Capital Territory	52-2061913
Apache Finance Australia Pty Ltd (ACN 104 261 261)	Australian Capital Territory	98-0397057
Apache Finance Canada Corporation	Nova Scotia	98-0216251
Apache Finance Canada II Corporation	Nova Scotia	98-0397056

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 21st day of November, 2008.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/s/ BRIAN ECHAUSSE
	Name:	BRIAN ECHAUSSE
	Title:	ASSISTANT TREASURER